UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 11, 2007

I.C. ISAACS & COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23379	52-1377061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 10th Avenue, 9th Floor, New York, NY	10018
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (646) 459-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 11, 2007, Robert S. Stec was appointed to the position of Chief Executive Officer of I.C. Isaacs & Company, Inc. (the “Company”) by the Company’s Board of Directors, effective immediately.  Mr. Stec has been a director of the Company since 2002 and its Interim Chief Executive Officer since April 5, 2007.

The information required by Item 401(b), (d), and (e) and Item 404(a) of Regulation S-K was included in the Company’s proxy statement, filed with the Securities and Exchange Commission on April 30, 2007, and is incorporated by reference herein.

The terms of Mr. Stec’s compensation arrangement are unavailable as of the date of this filing and will be provided in a Form 8-K within four business days of the time in which such information becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          I.C. ISAACS & COMPANY, INC.

Date:  September 17, 2007                             By: /s/ Gregg A. Holst
                                              Gregg A. Holst
                              Chief Financial Officer